SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 31, 2005

BUFFETS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-116897	22-3754018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1460 Buffet Way
Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

        (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

              On October 31, 2005, Buffets Holdings, Inc. issued a press release announcing its first quarter results for fiscal 2006. The press release also reports same store sales guidance for the second quarter of its 2006 fiscal year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

              The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01(c).  Financial Statements and Exhibits

             (c) Exhibits

                   Exhibit 99.1 Press Release of Buffets Holdings, Inc., dated October 31, 2005.

2

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 31, 2005

BUFFETS HOLDINGS, INC.
By:	/s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Executive Vice President and
Chief Operating Officer

3

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Buffets Holdings, Inc., dated October 31, 2005.